UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

SUMMIT HOTEL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35074	27-2962512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, TX 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
6.25% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	INN-PE	New York Stock Exchange
5.875% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share	INN-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Potential Offer and Sale of Common Stock Underlying OP Units

On May 2, 2025, Summit Hotel Properties, Inc. (the “Company”) filed with the United States Securities and Exchange Commission a prospectus supplement to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-286937) (the “Registration Statement”), to register the offer and resale by the selling stockholder identified therein of up to 12,940,877 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) underlying the common units of limited partnership of Summit Hotel OP, LP (the “OP Units”), the operating partnership of the Company (the “Operating Partnership”).

Pursuant to the partnership agreement of the Operating Partnership, the holders of the OP Units are entitled to cause the Company to redeem the OP Units for cash or, at the Company’s discretion, exchange the OP Units for shares of the Company’s Common Stock on a one-for-one basis.

Up to an aggregate of 12,940,877 shares of the Company’s Common Stock may be offered and sold, from time to time, by the holders of the OP Units if, and to the extent that, such holders present the OP Units for redemption, and the Company exercises its right to redeem such OP Units for shares of Common Stock on a one-for-one basis instead of paying a cash amount, as described above. The Company will not receive any proceeds from any sale by the selling stockholders of the Company’s Common Stock.

An opinion of Venable LLP with respect to the validity of the shares of the Company’s Common Stock issuable upon redemption of the OP Units is filed herewith as Exhibit 5.1, and an opinion of Latham & Watkins LLP with respect thereto is filed herewith as Exhibit 5.1.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Venable LLP
5.1.2	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)
23.1.2	Consent of Latham & Watkins LLP (contained in opinion filed as Exhibit 5.1.2 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

Date: May 2, 2025	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Chief Risk Officer and Secretary